Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income from continuing operations before income taxes and the income tax provision consisted of the following for the years ended December 31, 2015, 2014 and 2013 (in millions):

	Year Ended December 31,
	2015	2014	2013
Income from continuing operations before income taxes
Domestic	$824	$623	$81
Foreign	829	784	423
	$1,653	$1,407	$504
Income tax provision
Current tax expense:
Federal	$250	$151	$57
State	46	61	25
Foreign	170	169	137
	466	381	219
Deferred tax expense (benefit):
Federal	(7)	39	(20)
State	(40)	(20)	(5)
Foreign	(61)	2	(10)
	(108)	21	(35)
Total income tax expense	$358	$402	$184

A reconciliation of the statutory U.S. federal income tax rate to our effective income tax rate for the years ended December 31, 2015, 2014 and 2013 is as follows:

	Year Ended December 31,
	2015	2014	2013
Statutory federal income tax rate	35%	35%	35%
State and local income taxes, net of federal benefit	2	3	2
Foreign tax rate differential	(7)	(7)	(10)
Benefit to deferred tax asset and liabilities for foreign tax law change	(4)	—	(1)
Uncertain tax positions	(3)	1	1
Cetip investment impairment loss	—	—	9
Other	(1)	(3)	1
Total provision for income taxes	22%	29%	37%

The effective tax rates for the years ended December 31, 2015 and 2014 are lower than the federal statutory rate primarily due to the favorable foreign income tax rate differential, partially offset by state income taxes. Favorable foreign income tax rate differentials result from lower income tax rates in the U.K., the Netherlands and various other lower tax jurisdictions than compared to the income tax rates in the U.S. During the fourth quarter of 2015, the U.K. reduced the corporate income tax rate from 20% to 19% effective April 1, 2017 and to 18% effective April 1, 2020. The decrease in the effective tax rate for the year ended December 31, 2015, compared to the year ended December 31, 2014, is primarily due to the deferred tax benefit associated with future U.K. income tax rate reductions (representing $60 million of the $61 million deferred tax benefit in the income tax provision table above) along with certain favorable settlements with various taxing authorities. The effective tax rate for the year ended December 31, 2013 is higher than the statutory federal rate primarily due to the favorable foreign income tax rate differential being largely offset by the non-tax deductible impairment loss on the Cetip investment (Note 5) along with state income taxes.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We decided to early adopt ASU 2015-17 retrospectively and classified all deferred taxes and liabilities, along with any related valuation allowance, as non-current on the balance sheet as of December 31, 2015 (Note 2). As a result of the early adoption of this new standard, we reclassified $90 million current deferred tax liabilities to non-current deferred tax liabilities on the consolidated balance sheet as of December 31, 2014. The following table reflected the requirements under ASU 2015-17 and summarizes the significant components of our deferred tax liabilities and assets as of December 31, 2015 and 2014 (in millions):

	December 31,
	2015	2014
Deferred tax assets:
Deferred and stock-based compensation	$160	$168
Pension	100	111
Liability reserve	58	70
Tax credits	59	11
Loss carryforward	259	156
Deferred revenue	29	7
Other	67	60
Total	732	583
Valuation allowance	(72)	(75)
Total deferred tax assets, net of valuation allowance	660	508
Deferred tax liabilities:
Property and equipment	(82)	(32)
Acquired intangibles	(3,397)	(2,430)
Unrealized market gains/losses	—	(59)
Total deferred tax liabilities	(3,479)	(2,521)
Net deferred tax liabilities	$(2,819)	$(2,013)
Reported as:
Net non-current deferred tax assets	$18	$15
Net non-current deferred tax liabilities	(2,837)	(2,028)
Net deferred tax liabilities	$(2,819)	$(2,013)

A reconciliation of the beginning and ending amount of deferred income tax valuation allowance is as follows for the years ended December 31, 2015, 2014 and 2013 (in millions):

	Year Ended December 31,
	2015	2014	2013
Beginning balance of deferred income tax valuation allowance	$75	$95	$11
Increases charged to income tax expense	1	—	—
Charges against goodwill	1	—	84
Decreases	(5)	(20)	—
Ending balance of deferred income tax valuation allowance	$72	$75	$95

We recognize valuation allowances on deferred tax assets if, based on the weight of the evidence, we believe that it is more likely than not that some or all of the deferred tax assets will not be realized. We recorded a valuation allowance for deferred tax assets of $72 million and $75 million as of December 31, 2015 and 2014, respectively. Increases charged to income tax expense in the table above relate to capital losses that we do not expect to be realizable in future periods. Increases charged against goodwill in the table above relate to loss carryforwards acquired that we do not expect to be realizable in future periods. Decreases in the table above relate to net operating loss carryforwards that we determined would be available to offset income in future periods.
Our non-U.S. subsidiaries had $2.9 billion in cumulative undistributed earnings as of December 31, 2015. This amount represents the post-income tax earnings under U.S. GAAP adjusted for previously taxed income. The earnings from our non-U.S. subsidiaries are considered to be indefinitely reinvested. Accordingly, no provision for U.S. federal and state income taxes has been made in the accompanying consolidated financial statements. Further, a determination of the unrecognized deferred tax liability is not practicable. Any future distribution by way of dividend of these non-U.S. earnings may subject us to both U.S. federal and state income taxes, as adjusted for non-U.S. tax credits, and withholding taxes payable to various non-U.S. countries.
As of December 31, 2015 and 2014, we have gross U.S. federal net operating loss carryforwards of $340 million and $126 million, respectively, and gross state and local net operating loss carryforwards of $1.0 billion and $611 million, respectively. These carryforwards are available to offset future taxable income until they begin to expire in 2018. In addition, as of December 31, 2015 and 2014, we have gross foreign net operating loss carryforwards of $105 million and $77 million, respectively, related primarily to net operating loss carryforwards acquired which have an indefinite life.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows for the years ended December 31, 2015, 2014 and 2013 (in millions):

	Year Ended December 31,
	2015	2014	2013
Beginning balance of unrecognized tax benefits	$145	$228	$34
Additions related to acquisitions	7	—	161
Additions based on tax positions taken in current year	9	33	38
Additions based on tax positions taken in prior years	34	1	5
Reductions related to divestitures (Euronext IPO)	—	(104)	—
Reductions based on tax positions taken in prior years	(51)	(3)	(1)
Reductions resulting from statute of limitation lapses	(12)	(2)	(3)
Reductions related to settlements with taxing authorities	(25)	(8)	(6)
Ending balance of unrecognized tax benefits	$107	$145	$228

As of December 31, 2015 and 2014, the balance of unrecognized tax benefits which would, if recognized, affect our effective tax rate was $80 million and $106 million, respectively. It is reasonably possible, as a result of settlements of ongoing audits or statute of limitations expirations, unrecognized tax benefits could increase as much as $16 million and decrease as much as $23 million within the next twelve months. Of the $107 million in unrecognized tax benefits as of December 31, 2015, $77 million is recorded as other non-current liabilities and $30 million is recorded as other current liabilities in the accompanying consolidated balance sheet.
We recognize interest accrued on income tax uncertainties and accrued penalties as a component of income tax expense. For the year ended December 31, 2015, we recognized an income tax benefit of $12 million for interest and penalties, and for the years ended December 31, 2014 and 2013, we recognized $4 million and $3 million, respectively, of income tax expense for interest and penalties. Accrued interest and penalties were $33 million and $45 million as of December 31, 2015 and 2014, respectively. Of the $33 million in accrued interest and penalties as of December 31, 2015, $13 million is recorded as other non-current liabilities and $20 million is recorded as other current liabilities in the accompanying consolidated balance sheet.
We or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The following table summarizes open tax years by major jurisdiction:

Jurisdiction	Open Tax Years
U.S. Federal	2012 - 2015
U.S. States	2007 - 2015
U.K.	2013 - 2015
Netherlands	2010 - 2015

Although the outcome of tax audits is always uncertain, we believe that adequate amounts of tax, including interest and penalties, have been provided for any adjustments expected to result from open tax years.